SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

Commission file number 0-14061

STEEL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-0712014
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15415 Shelbyville Road, Louisville, KY	40245
(Address of principal executive offices)	(Zip Code)

(502) 245-2110
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 30, 2007, Steel Technologies Inc. (the "Company") issued a press release announcing that its shareholders approved the Agreement and Plan of Merger dated as of February 28, 2007, among the Company, Mitsui & Co. (U.S.A.), Inc. ("Mitsui"), and Bluegrass Acquisition, Inc., a wholly-owned subsidiary of Mitsui, at a special meeting of shareholders held on May 30, 2007.  Of the 9,441,328 shares of the Company's common stock represented at the special meeting, 9,383,978 or 99.4% voted in favor of approving the merger agreement and the transactions contemplated thereby.

A copy of the press release announcing shareholder approval of the merger agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit

Number            Description of Exhibits

99.1                  Press release dated May 30, 2007, regarding shareholder approval of the merger agreement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)

By: /s/ Bradford T. Ray
Bradford T. Ray
Chief Executive Officer
Date: May 31, 2007